UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2019

INTERPACE DIAGNOSTICS GROUP, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building C

300 Interpace Parkway,

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	IDXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on April 18, 2019, Interpace Diagnostics Group, Inc. (the “Company”), received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the closing bid price of the Company’s common stock, par value $0.01 per share, (the “Common Stock”) for the last 30 consecutive business days, the Company no longer met the requirement to maintain a minimum bid price of at least $1.00 per share, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Rule”). The Company was provided a period of 180 calendar days, or until October 14, 2019, in which to regain compliance with the minimum bid price requirement.

On October 15, 2019, the Company received notice from Nasdaq indicating that, while the Company has not regained compliance with the minimum bid price requirement, the staff of Nasdaq (the “Staff”) has determined that the Company is eligible for an additional 180-day period, or until April 13, 2020, to regain compliance. The Staff’s determination was based on (i) the Company meeting the continued listing requirement for market value of its publicly held shares and all other applicable initial listing standards for the Nasdaq Capital Market, with the exception of the bid price requirement, and (ii) the Company providing written notice to Nasdaq of its intent to cure the deficiency during this second compliance period by effecting a reverse stock split, if necessary. If at any time during this second, 180-day period the closing bid price of the Company’s Common Stock is at least $1.00 per share for at least a minimum of 10 consecutive business days, the Staff will provide written confirmation of compliance. If compliance cannot be demonstrated by April 13, 2020, Nasdaq will provide written notification to the Company that its Common Stock will be subject to delisting. At that time, the Company may appeal the delisting determination to a Nasdaq hearings panel. There can be no assurance that the Company will regain compliance with the Rule or maintain compliance with other Nasdaq continued listing requirements.

Item 3.02 Unregistered Sales of Equity Securities.

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 19, 2019 (the “Initial Closing 8-K”), the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) on July 15, 2019 with Ampersand 2018 Limited Partnership (the “Investor”), a fund managed by Ampersand Capital Partners, providing for the issuance and sale to the Investor of up to an aggregate of $27,000,000 in convertible preferred stock, par value $0.01 per share, of the Company consisting of two series, Series A (“Series A”) and Series A-1 (“Series A-1” and together with the Series A, the “Preferred Stock”), both at an issuance price per share of $100,000 (the “Stated Value”), to be funded at up to two different closings (the “Investment”).

The initial closing, which was consummated promptly after the execution of the Securities Purchase Agreement, involved the issuance of 60 newly created shares of Series A at an aggregate purchase price of $6,000,000, and 80 newly created shares of Series A-1 at an aggregate purchase price of $8,000,000.

The Securities Purchase Agreement contemplated a second closing (the “Second Closing”), which would only be effected following the fulfillment to the Investor’s satisfaction of customary conditions, including, among others, the approval by the stockholders of the Company, as required under the rules of the Nasdaq Stock Market LLC (the “Nasdaq Listing Rules”), of the issuance of shares of Common Stock, upon conversion of the Preferred Stock (the “Conversion Issuances”) in excess of the aggregate number of shares of Common Stock that the Company may issue upon conversion of the Preferred Stock without breaching its obligations under the Nasdaq Listing Rules (the “Stockholder Approval”). The terms of the Series A-1 provided that each share of Series A-1 would automatically convert into one share of Series A upon the Company obtaining the Stockholder Approval.

The Stockholder Approval was obtained on October 10, 2019 and each share of Series A-1 issued to the Investor at the initial closing automatically converted into one share of Series A on that day (the “Conversion”).

On October 16, 2019, the Company and the Investor consummated the Second Closing. At the Second Closing, the Company issued to the Investor 130 newly created shares of Series A at an aggregate gross purchase price of $13,000,000. The Company expects to use the proceeds from the Second Closing (i) to make the maturity date payment, subject to certain holdbacks, with respect to the promissory note issued by a subsidiary of the Company to Cancer Generics, Inc., and (ii) for general corporate purposes, including the integration of the biopharma services business. The Company issued the aforementioned note in connection with the acquisition of its biopharma services business.

The Series A was offered and sold pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder. The shares to be issued upon conversion of the Series A have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements.

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Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As previously reported on the Initial Closing 8-K, on July 15, 2019, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware.

Voting

In connection with the Stockholder Approval obtained on October 10, 2019 at the annual meeting of stockholders, the Series A became eligible to vote, on any matter presented to the stockholders of the Company for their action or consideration and each holder of outstanding shares of Series A will be entitled to cast the number of votes equal to the lesser of: (a) the number of whole shares of Common Stock into which the shares of Series A held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter; and (b) the number of whole shares of Common Stock equal to the Stated Value of the Series A divided by $0.80 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) and then multiplied by the number of shares of Series A held by such holder as of the record date for determining stockholders entitled to vote on such matter. Except as provided by law or by the other provisions of the Certificate of Designation, holders of Series A will vote together with the holders of Common Stock as a single class and on an as-converted to Common Stock basis.

Director Designation Rights

The Certificate of Designation also provides for the following designation rights after the Stockholder Approval, (i) for as long as at least 135 shares of Series A remain outstanding (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), the holders of record of the shares of Series A, exclusively and as a separate class, will be entitled to designate three directors to the Board of Directors (the “Board”) (including any committee thereof); (ii) for as long as at least 90 shares of Series A remain outstanding (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), the holders of record of the shares of Series A, exclusively and as a separate class, will be entitled to designate two directors to the Board (including any committee thereof); and (iii) for as long as at least 45 shares of Series A remain outstanding (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), the holders of record of the shares of Series A, exclusively and as a separate class, will be entitled to designate one director to the Board (including any committee thereof). Any director so designated to the Board’s Audit Committee will be independent within the meaning of the Nasdaq Listing Rules. Any director elected pursuant to the terms of the Certificate of Designation may be removed without cause by, and only by, the affirmative vote of the holders of the shares of the class or series of capital stock entitled to elect such director or directors. A vacancy in any directorship filled by the holders of any class or series may be filled only by the holders of such class or series or by any remaining director or directors elected by the holders of such class or series.

Conversion

The Certificate of Designation also provides that following the Stockholder Approval, the 270 shares of Series A issued to the Investor will be convertible into 33,750,000 shares of the Company’s Common Stock based on an initial conversion price (the “Conversion Price”) of $0.80 per share, which, if converted and on an as-converted basis, would represent approximately 46.9% of the issued and outstanding Common Stock of the Company, based on an aggregate of 38,196,038 shares of Common Stock outstanding as of October 16, 2019. The Conversion Price, however, is subject to a downward adjustment if a 2020 revenue target of $34,000,000 related to the Company’s historical business (without giving effect to the acquisition) is not satisfied, subject to a Conversion Price floor of $0.59. The downward adjustment in Conversion Price is $0.03 per $1,000,000 of revenue shortfall but limited to no more than $0.21 or a potential adjustment of the initial conversion price of up to 26%. After the Stockholder Approval was obtained on October 10, 2019 at the annual meeting of stockholders, each share of Series A became convertible, from time to time, at the option of the holder thereof, into a number of shares of Common Stock equal to the Stated Value divided by the then current Conversion Price and then multiplied by the number of shares of Series A to be converted.

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Mandatory Conversion

If at any time after the Stockholder Approval, the Company consummates the sale of shares of Common Stock to the public in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act pursuant to which the price of the Common Stock in such offering is at least equal to the Series A Mandatory Conversion Price, as defined in the Certificate of Designation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) and such offering does not include warrants (or any other convertible security) and results in at least $25,000,000.00 in proceeds, net of the underwriting discount and commissions, to the Company and the Common Stock continues to be listed for trading on the Nasdaq Capital Market or another exchange, all outstanding shares of Series A will automatically be converted into shares of Common Stock, at the then effective Series A Conversion Ratio (as defined in the Certificate of Designation).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 3.03 above, the Investor was granted certain director designation rights in connection with the Investment.

On July 15, 2019, the Investor nominated and elected Eric Lev as a Class I Director. On October 17, 2019, after the Second Closing, Eric Lev was re-appointed to the Board as a Class I director by the Investor, as the holder of 270 shares of Series A, which represents all of the shares of Series A outstanding after the Second Closing. As a Class I Director, Eric Lev will serve on the Board until the Company’s 2022 annual meeting when Class I directors are up for re-election, until his successor is elected and qualified, or until his earlier death, resignation or removal.

As a holder of 270 shares of Series A after the Second Closing, the Investor became entitled to elect a second and third director to the Board. On October 17, 2019, the Investor appointed each of Laurence R. McCarthy and Robert Gorman (collectively, the “New Directors”) as a Class II director, effective immediately. As a Class II director, each of the New Directors will serve on the Board until the Company’s 2021 annual meeting when Class II directors are up for re-election, until his successor is elected and qualified, or until his earlier death, resignation or removal. The Board has determined that Robert Gorman qualifies as an “independent director” under the Nasdaq Listing Rules.

In connection with their election to the Board, the Company and each of the New Directors will enter into the Company’s standard form of indemnification agreement.

Each of the New Directors will be serving on the Board as a non-employee director. Each of the New Directors will receive compensation for his service as a non-employee director in accordance with the Company’s previously disclosed non-employee director compensation program, including annual cash retainers for his Board and committee service and annual equity grants. Laurence R. McCarthy is a limited partner of the general partner of the Investor. There is no family relationship between any of the New Directors and any director or executive officer of the Company, and, except as described above, there are no related party transactions between any of the New Directors and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On October 17, 2019, the Company issued a press release announcing the Second Closing. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Interpace Diagnostics Group, Inc. dated October 17, 2019.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Diagnostics Group, Inc.

/s/ Jack E. Stover
Jack E. Stover
President and Chief Executive Officer

Date: October 17, 2019

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Interpace Diagnostics Group, Inc. dated October 17, 2019.

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